SUPPLEMENT DATED JANUARY 17, 2019
TO

PROSPECTUS DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR VISTA

ISSUED BY KBL VARIABLE ACCOUNT A

This supplement contains information about the AB Real Estate Investment Portfolio (the “Portfolio”) that is available as an investment option under your Contract.

The Board of Directors of the AB Variable Products Series Fund, Inc. has approved a plan of liquidation and termination pursuant to which, if the plan is not postponed or abandoned by action of the Board, the Portfolio will liquidate on or about the close of business on April 24, 2019 (“the Liquidation Date”).

In anticipation of the liquidation, the Portfolio will be closed to new allocations at the close of business on April 23, 2019.

If you currently have Account Value allocated to the AB Real Estate Investment Sub-Account, then effective immediately, a single transfer of that allocation to the Fixed Account or to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (877) 253-2323 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Variable Account Value remaining in the AB Real Estate Investment Sub-Account will be automatically transferred to the Columbia Variable Portfolio - Government Money Market Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the AB Real Estate Investment Sub-Account will continue with the Columbia Variable Portfolio-Government Money Market Sub-Account as the replacement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.